                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 17, 2004

                                 Telemetrix Inc.
             (Exact Name of registrant as specified in its Charter)

       Delaware                    0-14724                   59-3453156
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(State of Incorporation)      Commission File No.          (IRS Employer
                                                         Identification No.)

                   1225 Sage Street, Gering, Nebraska      69341
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               (Address of principal executive offices)  (Zip Code)

                  Registrant's telephone number:(308) 436-4090
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                                       N/A
                                       ---
                     (Registrant's former name and address)

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
None.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS
None.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
None.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.
None.

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
On June 17, 2004, our Board of Directors appointed Mr. Richard Dineley as our
President and Chief Executive Officer. Mr. Michael Tracy was previously our
President/Chief Executive Officer from December 1999 until Mr. Dineley's appointment. On June 17, 2004, our Board of Directors appointed Mr. Michael
Tracy as our Executive Vice-President. Mr. Tracy continues to be one of our directors. Also on June 17, 2004, our Board of Directors appointed Mr. Richard
West as our Secretary and General Counsel. Mr. John T. Connor, Jr. was
previously our Secretary from April 15, 2004 to June 17, 2004.

Employment Agreement with Richard Dineley
We have a June 15, 2004 employment agreement with Richard Dineley, in which we employ Mr. Dineley as our President/Chief Executive Officer. The agreement provides for the following:

o    Term of Agreement
     The term of the agreement is 12 months, which is subject to a performance review in six months, giving due consideration to our financial condition.
     The agreement may be terminated by either party upon thirty days written notice.

o    Compensation
     We agree to pay Mr. Dineley, the following:
     o    An annual salary of $200,000; and
     o    A number of options to purchase 500,000 shares of our common stock at a strike price equal to the fair market  value of our common stock at the time of the grant. The granting of the options is dependent on our
          Board of Directors determining in good faith the exercise price and the duration of the options.

o    Nondisclosure
     Mr. Dineley agrees that he will not, either during the term of his employment or at any time thereafter, disclose to anyone any confidential information concerning our business or affairs.

o    Covenant Not to Compete
     Mr. Dineley agrees not to compete directly or indirectly with us or our business for a period of two years.

Independent Contractor Agreement with Richard L. West
We have a June 1, 2004 independent contractor agreement with Richard West, our
Secretary/General Counsel.  The agreement provides for the following:

o    Term
     The term of the agreement commences upon the effective date of the agreement through May 31, 2005. Upon the expiration of the agreement, we agree to negotiate a renewal of the agreement, including an increase in the compensation  to Mr. West, giving due consideration to our financial condition at the time of renewal.

o    Duties
     Mr. West will serve as Secretary/General counsel as well as provide general administrative assistance to us, including management of internal corporate governance, general corporate  secretarial duties, and direction and management of outside legal counsel. Mr. West will report directly to our
     Executive Committee and to any other party designated by our Board of
     Directors.

o    Compensation
     We agree to pay Mr. West, the following:
     o    An annual salary of $50,000 through the end of 2004 payable in monthly installments of $4,166,67 each. Beginning December 1, 2004, the annualized rate will increase to $75,000 annually and will remain for the balance of the term, payable in monthly installments of $6,250;
          and
     o    A number of warrants to purchase 500,000 share of our common stock upon execution of the agreement at a strike price equal to the fair market value of the stock at the time of the grant.

o    Nondisclosure
     Mr. West agrees that he will not disclose, directly or indirectly, during the term of his agreement or at any time thereafter, any trade secrets, information, and records that we own or for which we are licensed, including our business and product processes, methods, customer lists, accounts and procedures.

Biographical Information
Richard Dineley has been our President/Chief Executive Officer since June 17,
2004. From June 1993 to present, Mr. Dineley has been the President of
deltaVectors, LLC, a strategic consulting and investment services firm located in Atlanta, Georgia. Mr. Dineley now devotes full time as our President/Chief
Executive Officer and less than five hours per week to deltaVectors, LLC. Mr.
Dineley obtained a Master of Business Administration Degree in Finance and
International Business in December 1977 and a Bachelor of Science Degree, with
High Honors, in Finance in May 1975, with both degrees being awarded by the
University of Maryland in College Park, Maryland. In October 1987 Mr. Dineley
was licensed as a Certified Public Accountant by the State of Virginia.

Richard West has been our Secretary/General Counsel since June 17, 2004. Since
February of 2000, Mr. West has been a principal of West Law Firm, LLC in New
York, New York. During this same time period, Mr. West also held outside general counsel positions with Harmonic Research, Inc., an investment banking firm located in New York, New York and Harris, Hoover & Lewis, Inc., an affiliate of
Source Capital Group, Inc., a broker-dealer located in New York, New York and
Westport, Connecticut. Prior to founding the West Law Firm, LLC, Mr. West was associated with the firm of Winget, Spadafora & Schwartzberg, LLP in New York,
New York from September 1998 to February 2000. From May 1995 to June 1998, Mr.
West was associated with the Murray Law Firm in New Orleans, Louisiana. Mr. West earned a Bachelor of Arts degree from Tulane University in May 1990 and a Juris
Doctor Degree from Loyola University School of Law in May 1994. Mr. West is a
member of the New York State and Louisiana State Bars.

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS
None.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of business acquired.
    Not Applicable

(b) Pro Forma financial information.
    Not Applicable

(c) Index to Exhibits.
    Exhibit Number      Description
    --------------      -----------
       10.19            Employment Agreement with Richard Dineley
       10.20            Independent Contractor Agreement of Richard West

Item 8.  CHANGE IN FISCAL YEAR.
None.

Item 9.  REGULATION FD DISCLOSURE.
None.

Item 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
PROVISION OF THE CODE OF ETHICS.
None.

Item 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS.
None.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
None.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Telemetrix Inc.
Dated: July 2, 2004

                                           /s/ Richard Dineley
                                           By: Richard Dineley
                                        Title: President/Chief Executive Officer